UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Black Mountain Acquisition Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment	of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2023

BLACK MOUNTAIN ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40907	86-2013849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Houston Street, Suite 400 Fort Worth, TX	76102
(Address of principal executive offices)	(zip code)

(817) 698-9901

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and three quarters of one warrant	BMAC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	BMAC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock	BMAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On October 24, 2023, Black Mountain Acquisition Corp. (the “Company”) filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) for a special meeting of its stockholders (the “Special Meeting”) to approve, among other things, a proposal to amend the Company’s second amended and restated certificate of incorporation to allow the Company’s board of directors, without another stockholder vote, to elect to extend the date by which the Company has to consummate an initial business combination by up to six times for an additional one month each time (or until May 18, 2024) without depositing additional funds in the trust account established in connection with the Company’s initial public offering. The Proxy Statement was mailed to the Company’s stockholders of record as of October 20, 2023 on or about October 23, 2023.

On November 16, 2023, the Company postponed the Special Meeting, which was scheduled to be held virtually on November 17, 2023, at 10:00 a.m., Eastern Time, and will now hold the Special Meeting virtually on November 17, 2023, at 4:00 p.m., Eastern Time.

If stockholders have any questions on any matter in connection with the Special Meeting, please call the Company’s proxy solicitor, Morrow Sodali LLC at (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or email at BMAC.info@investor.morrowsodali.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to proposals voted on at the Special Meeting. Information regarding the Company’s directors and executive officers and a description of their interests in the Company is contained in the Proxy Statement and the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, which are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Black Mountain Acquisition Corp., 425 Houston Street, Suite 400, Fort Worth, Texas 76102.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of any business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (“Securities Act”).

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s control and are difficult to predict. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could cause actual results to differ from those contained in the forward-

looking statements. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in the Company’s periodic filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, any subsequently filed Quarterly Reports on Form 10-Q and the Proxy Statement. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the proposals to be voted on at the Special Meeting. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, BMAC.info@investor.morrowsodali.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2023

BLACK MOUNTAIN ACQUISITION CORP.

By:	/s/ Jacob Smith
Name:	Jacob Smith
Title:	Chief Financial Officer, Chief Accounting Officer and Secretary